UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811- 05989)

Exact name of registrant as specified in charter:	Putnam Global Utilities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: May 31, 2010

Item 1. Schedule of Investments:

Global Utilities Fund

The fund's portfolio
5/31/10 (Unaudited)

COMMON STOCKS (97.8%)(a)
	Shares	Value

Communications equipment (0.7%)
Qualcomm, Inc.	54,800	$1,948,688
		1,948,688

Electric utilities (69.0%)
AGL Energy, Ltd. (Australia)	274,960	3,131,495
Alliant Energy Corp. (S)	155,434	4,995,649
Ameren Corp. (S)	268,059	6,610,335
American Electric Power Co., Inc.	266,150	8,506,154
CMS Energy Corp. (S)	558,890	8,204,505
Dominion Resources, Inc.	32,150	1,252,564
Duke Energy Corp. (S)	70,001	1,117,216
E.ON AG (Germany)	626,309	19,107,110
EDF (France) (S)	99,082	4,378,489
Edison International	222,045	7,185,376
Endesa SA (Spain)	73,997	1,701,818
Energias de Portugal (EDP) SA (Portugal)	432,545	1,337,057
Entergy Corp.	112,107	8,415,872
Exelon Corp.	160,252	6,185,727
Fortum OYJ (Finland)	347,875	7,858,025
Great Plains Energy, Inc.	244,000	4,282,200
Hong Kong Electric Holdings, Ltd. (Hong Kong)	391,500	2,312,372
Iberdrola SA (Spain)	1,092,265	7,292,634
ITC Holdings Corp.	46,900	2,472,099
Kansai Electric Power, Inc. (Japan)	216,500	4,950,739
Kyushu Electric Power Co., Inc. (Japan)	195,600	3,986,515
Northeast Utilities	140,505	3,646,105
NV Energy, Inc.	539,925	6,365,716
Pepco Holdings, Inc.	74,200	1,196,846
PG&E Corp. (S)	327,156	13,576,974
Pinnacle West Capital Corp.	133,024	4,670,473
PNM Resources, Inc.	95,200	1,174,768
PPL Corp.	106,700	2,753,927
Public Service Enterprise Group, Inc.	99,540	3,048,910
RWE AG (Germany)	141,854	10,212,539
Southern Co. (The)	34,900	1,141,230
Terna SPA (Italy)	834,282	3,123,881
Tokyo Electric Power Co. (Japan)	654,000	16,192,277
Wisconsin Energy Corp.	83,378	4,085,522
		186,473,119

Energy (other) (0.5%)
First Solar, Inc. (NON) (S)	12,300	1,382,028
		1,382,028

Manufacturing (1.0%)
General Cable Corp. (NON) (S)	84,200	2,623,672
		2,623,672

Natural gas utilities (20.4%)
Centrica PLC (United Kingdom)	2,907,193	11,539,745
GDF Suez (France)	393,830	12,273,927
Sempra Energy	151,243	6,957,178
Snam Rete Gas SpA (Italy) (S)	1,630,225	6,577,819
Tokyo Gas Co., Ltd. (Japan)	3,456,000	15,081,711
UGI Corp.	105,300	2,752,542
		55,182,922

Power producers (4.7%)
AES Corp. (The) (NON)	444,348	4,563,454
Cheung Kong Infrastructure Holdings, Ltd. (Hong Kong)	1,172,000	4,213,910
International Power PLC (United Kingdom)	900,515	3,776,404
		12,553,768

Transportation services (0.9%)
Deutsche Post AG (Germany)	170,783	2,528,784
		2,528,784

Water Utilities (0.6%)
American Water Works Co., Inc.	74,468	1,514,679
		1,514,679

Total common stocks (cost $257,696,004)		$264,207,660

CONVERTIBLE PREFERRED STOCKS (0.5%)(a)
	Shares	Value

Great Plains Energy, Inc. $6.00 cv. pfd.	20,446	$1,229,827

Total convertible preferred stocks (cost $1,287,339)		$1,229,827

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.1%)(a)

	Principal amount	Value

Federal Home Loan Mortgage Corp. 5.4s, March 17, 2021
(i)	$150,000	$170,300

Total U.S. government agency obligations (cost $170,300)		$170,300

SHORT-TERM INVESTMENTS (14.5%)(a)
	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield of 0.35%,
November 18, 2010 (SEGSF)	$50,000	$49,906
U.S. Treasury Bills for effective yields from 0.27% to
0.31%, March 10, 2011 (SEGSF)	980,000	977,585
U.S. Treasury Bills for an effective yield of 0.26%,
December 16, 2010 (SEGSF)	90,000	89,868
Short-term investments held as collateral for loaned
securities with yields ranging from 0.07% to 0.28% and
due dates ranging from June 1, 2010 to June 21, 2010
(d)	36,996,186	36,995,260
Putnam Money Market Liquidity Fund -- 0.24% (e)	834,214	834,214
SSgA Prime Money Market Fund (i)	110,000	110,000

Total short-term investments (cost $39,057,062)		$39,056,833

TOTAL INVESTMENTS

Total investments (cost $298,210,705) (b)		$304,664,620

FORWARD CURRENCY CONTRACTS TO BUY at 5/31/10 (aggregate face value $34,872,075) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Australian Dollar	$647,989	$708,839	6/17/10	$(60,850)
British Pound	11,372,892	11,914,242	6/17/10	(541,350)
Canadian Dollar	3,679,984	3,781,341	6/17/10	(101,357)
Euro	13,190,272	14,140,435	6/17/10	(950,163)
Hong Kong Dollar	4,316,223	4,327,218	6/17/10	(10,995)

Total				$(1,664,715)

FORWARD CURRENCY CONTRACTS TO SELL at 5/31/10 (aggregate face value $21,625,317) (Unaudited)
				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$1,926,902	$2,106,467	6/17/10	$179,565
British Pound	3,647,234	3,814,106	6/17/10	166,872
Euro	12,011,077	12,803,590	6/17/10	792,513
Hong Kong Dollar	336,538	337,399	6/17/10	861
Japanese Yen	2,654,719	2,563,755	6/17/10	(90,964)

Total				$1,048,847

Notes to the fund's portfolio

Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2009 through May 31, 2010 (the reporting period).

(a) Percentages indicated are based on net assets of $270,090,766.

(b) The aggregate identified cost on a tax basis is $298,748,560, resulting in gross unrealized appreciation and depreciation of $33,677,478 and $27,761,418 respectively, or net unrealized appreciation of $5,916,060.

(NON) Non-income-producing security.

(SEGSF) These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

(d) The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $35,661,918. The fund received cash collateral of $36,995,260 which is pooled with collateral of other Putnam funds into 24 issues of short-term investments.

(e) The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Investment Management, LLC (Putnam Management), the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $3,895 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $53,557,721 and $55,593,721, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

(i) Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts.

(S) Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, liquid assets totaling $1,342,551 have been segregated to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	47.1%
Japan	15.0
Germany	11.9
France	6.2
United Kingdom	5.7
Italy	3.6
Spain	3.4
Finland	2.9
Hong Kong	2.5
Australia	1.2
Portugal	0.5

Total	100.0%

Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Forward currency contracts: The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,380,913 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $898,071.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

			Valuation inputs

Investments in securities:		Level 1	Level 2	Level 3

Common stocks:

	Capital goods	$2,623,672	$--	$--

	Energy	1,382,028	--	--

	Technology	1,948,688	--	--

	Transportation	--	2,528,784	--

	Utilities and power	116,676,021	139,048,467	--

Total common stocks		122,630,409	141,577,251	--

Convertible preferred stocks		--	1,229,827	--

U.S. Government Agency Obligations		--	170,300	--

Short-term investments		944,214	38,112,619	--

Totals by level		$123,574,623	$181,089,997	$--

			Valuation inputs

Other financial instruments:		Level 1	Level 2	Level 3

Forward currency contracts to buy		$--	$(1,664,715)	$--

Forward currency contracts to sell		--	1,048,847	--

Totals by level		$--	$(615,868)	$--

Market Values of Derivative Instruments as of the close of the reporting period

			Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815			Market value	Market value

Foreign exchange contracts			$1,141,327	$1,757,195

Total			$1,141,327	$1,757,195

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Utilities Fund

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: July 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer
Date: July 29, 2010

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: July 29, 2010